Vanguard Market Liquidity Fund

Supplement to the Prospectus Dated August 12, 2016

Vanguard Market Liquidity Fund has announced a 1-for-100 reverse share split at the close of business on August 12, 2016. The reverse share split will not affect the rights or total dollar value of a shareholder’s investment in the Fund and will not be taxable.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 1142 082016

Vanguard Municipal Cash Management Fund

Supplement to the Prospectus Dated August 12, 2016

Vanguard Municipal Cash Management Fund has announced a 1-for-100 reverse share split at the close of business on August 12, 2016. The reverse share split will not affect the rights or total dollar value of a shareholder’s investment in the Fund and will not be taxable.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 1143 082016

Vanguard CMT Funds

Supplement to the Statement of Additional Information Dated August 12, 2016

Important Changes to Vanguard Market Liquidity Fund and Vanguard Municipal Cash Management Fund

Vanguard Market Liquidity Fund and Vanguard Municipal Cash Management Fund have announced a 1-for-100 reverse share split at the close of business on August 12, 2016. The reverse share split will not affect the rights or total dollar value of a shareholder’s investment in a Fund and will not be taxable.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 1142 082016